                          FEE CAP/FEE WAIVER AGREEMENT
                              AMENDED AND RESTATED

This Agreement, dated Oct. 1, 2005, as amended and restated April ___, 2009, is between each of the investment companies (each a "Registrant"), on behalf of its underlying series funds, as listed in Schedule A (the term "FUND" is used to refer to either the Registrant or the series as context requires), and RiverSource Investments, LLC, in its capacity as investment manager of the Funds, Ameriprise Financial, Inc, in its capacity as administrator of the Funds, RiverSource Service Corporation, in its capacity as transfer agent of the Funds, and RiverSource Fund Distributors, Inc. and RiverSource Distributors, Inc, in their capacity as principal underwriters and distributors of the Funds (collectively referred to as the "SERVICE PROVIDERS"). Under this Agreement, the Service Providers hereby agree to waive all or a portion of the fees they earn and/or cap or reimburse expenses of each Fund incurred in connection with the services they provide to the Funds, in an amount equal to the amount by which the Fund's total operating expense, before giving effect to any applicable performance incentive adjustment (excluding foreign transaction taxes, income paid to brokers related to securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and interest expenses, transaction or brokerage fees, fees and expenses associated with investment in other pooled investment vehicles, including exchange traded funds, other affiliated and unaffiliated mutual funds, and certain other expenses as may be approved by the Funds' Board of Directors/Trustees) exceed the thresholds set forth in the attached Schedule B ("FEE CAPS") for any particular Fund, and the Fund hereby agrees to such Fee Caps.

      1. FEE CAPS/FEE WAIVERS. Any allocation of fee waivers and expenses reimbursements among the Service Providers in order to meet the Fee Caps will be determined by the Service Providers.

      2. TERMINATION. With respect to any Fund, this Agreement will terminate on the date listed in Schedule B unless modified by written agreement of the Fund and the Service Providers or terminated earlier at the sole discretion of the Fund's Board of Directors/Trustees.

The Service Providers acknowledge that they (1) shall not be entitled to collect on, or make a claim for, waived fees at any time in the future, and (2) shall not be entitled to collect on, or make a claim for, reimbursed Fund expenses at any time in the future.

Fee Cap/Fee Waiver Agreement

IN WITNESS WHEREOF, the parties hereto have executed the foregoing Agreement as of the day and year first above written.

RIVERSOURCE BOND SERIES, INC.
RIVERSOURCE CALIFORNIA TAX-EXEMPT TRUST
RIVERSOURCE DIMENSIONS SERIES, INC.
RIVERSOURCE DIVERSIFIED INCOME SERIES, INC.
RIVERSOURCE EQUITY SERIES, INC.
RIVERSOURCE GLOBAL SERIES, INC.
RIVERSOURCE GOVERNMENT INCOME SERIES, INC.
RIVERSOURCE HIGH YIELD INCOME SERIES, INC.
RIVERSOURCE INCOME SERIES, INC.
RIVERSOURCE INTERNATIONAL MANAGERS SERIES, INC.
RIVERSOURCE INTERNATIONAL SERIES, INC.
RIVERSOURCE INVESTMENT SERIES, INC.
RIVERSOURCE LARGE CAP SERIES, INC.
RIVERSOURCE MANAGERS SERIES, INC.
RIVERSOURCE MARKET ADVANTAGE SERIES, INC.
RIVERSOURCE MONEY MARKET SERIES, INC.
RIVERSOURCE SECTOR SERIES, INC.
RIVERSOURCE SELECTED SERIES, INC.
RIVERSOURCE SERIES TRUST
RIVERSOURCE SPECIAL TAX-EXEMPT SERIES TRUST
RIVERSOURCE STRATEGIC ALLOCATION SERIES, INC.
RIVERSOURCE STRATEGY SERIES, INC.
RIVERSOURCE TAX-EXEMPT INCOME SERIES, INC.
RIVERSOURCE TAX-EXEMPT SERIES, INC.
RIVERSOURCE TAX-EXEMPT MONEY MARKET SERIES, INC.
RIVERSOURCE VARIABLE SERIES TRUST
SELIGMAN CAPITAL FUND, INC.
SELIGMAN CASH MANAGEMENT FUND, INC.
SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.
SELIGMAN FRONTIER FUND, INC.
SELIGMAN GLOBAL FUND SERIES, INC.
SELIGMAN GROWTH FUND, INC.
SELIGMAN LASALLE REAL ESTATE FUND SERIES, INC.
Seligman Municipal Fund Series, Inc.
SELIGMAN MUNICIPAL SERIES TRUST
SELIGMAN PORTFOLIOS, INC.
SELIGMAN TARGETHORIZON ETF PORTFOLIOS, INC.
SELIGMAN VALUE FUND SERIES, INC.

     By:
        ----------------------------------
         Patrick T. Bannigan
         President

AMERIPRISE FINANCIAL, INC.                    RIVERSOURCE INVESTMENTS, LLC.

     By:                                      By:
        ----------------------------------       -------------------------------
         William F. Truscott                      William F. Truscott
         President - U.S. Asset Management        President and Chief Investment
         and Chief Investment Officer             Officer

RIVEROURCE FUND DISTRIBUTORS, INC.            RIVEROURCE DISTRIBUTORS, INC.

     By:                                      By:
        ----------------------------------       -------------------------------
         William F. Truscott                      William F. Truscott
         Chairman of the Board and                Chairman of the Board and
         Chief Executive Officer                  Chief Executive Officer

SCHEDULE A - FUNDS

Each Registrant is a Minnesota corporation except Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Global Fund Series, Inc., Seligman Growth Fund, Inc., Seligman LaSalle Real Estate Fund Series, Inc., Seligman Municipal Fund Series, Inc., Seligman Portfolios, Inc., Seligman TargetHorizon ETF Portfolios, Inc., and Seligman Value Fund Series, Inc., which are Maryland corporations and RiverSource California Tax-Exempt Trust, RiverSource Special Tax-Exempt Series Trust, RiverSource Series Trust, RiverSource Variable Series Trust and Seligman Municipal Series Trust, which are Massachusetts business trusts:

RIVERSOURCE BOND SERIES, INC.

      RiverSource Floating Rate Fund
      RiverSource Income Opportunities Fund
      RiverSource Inflation Protected Securities Fund
      RiverSource Limited Duration Bond Fund

RIVERSOURCE CALIFORNIA TAX-EXEMPT TRUST

      RiverSource California Tax-Exempt Fund

RIVERSOURCE DIMENSIONS SERIES, INC.

      RiverSource Disciplined Small and Mid Cap Equity Fund
      RiverSource Disciplined Small Cap Value Fund

RIVERSOURCE DIVERSIFIED INCOME SERIES, INC.

      RiverSource Diversified Bond Fund

RIVERSOURCE EQUITY SERIES, INC.

      RiverSource Mid Cap Growth Fund

RIVERSOURCE GLOBAL SERIES, INC.

      RiverSource Absolute Return Currency and Income Fund
      RiverSource Emerging Markets Bond Fund
      RiverSource Global Bond Fund
      Threadneedle Emerging Markets Fund
      Threadneedle Global Equity Fund
      Threadneedle Global Equity Income Fund
      Threadneedle Global Extended Alpha Fund

RIVERSOURCE GOVERNMENT INCOME SERIES, INC.

      RiverSource Short Duration U.S. Government Fund
      RiverSource U.S. Government Mortgage Fund

RIVERSOURCE HIGH YIELD INCOME SERIES, INC.

      RiverSource High Yield Bond Fund

RIVERSOURCE INCOME SERIES, INC.

      RiverSource Income Builder Basic Income Fund
      RiverSource Income Builder Enhanced Income Fund
      RiverSource Income Builder Moderate Income Fund

RIVERSOURCE INTERNATIONAL MANAGERS SERIES, INC.

      RiverSource Partners International Select Growth Fund
      RiverSource Partners International Select Value Fund
      RiverSource Partners International Small Cap Fund

RIVERSOURCE INTERNATIONAL SERIES, INC.

      RiverSource Disciplined International Equity Fund
      Threadneedle European Equity Fund
      Threadneedle International Opportunity Fund

RIVERSOURCE INVESTMENT SERIES, INC.

      RiverSource Balanced Fund
      RiverSource Disciplined Large Cap Growth Fund
      RiverSource Disciplined Large Cap Value Fund
      RiverSource Diversified Equity Income Fund
      RiverSource Mid Cap Value Fund

Fee Cap/Fee Waiver Agreement

RIVERSOURCE LARGE CAP SERIES, INC.

      RiverSource Disciplined Equity Fund

RIVERSOURCE MANAGERS SERIES, INC.

      RiverSource Partners Aggressive Growth Fund
      RiverSource Partners Fundamental Value Fund
      RiverSource Partners Select Value Fund
      RiverSource Partners Small Cap Equity Fund
      RiverSource Partners Small Cap Value Fund

RIVERSOURCE MARKET ADVANTAGE SERIES, INC.

      RiverSource Portfolio Builder Aggressive Fund
      RiverSource Portfolio Builder Conservative Fund
      RiverSource Portfolio Builder Moderate Aggressive Fund
      RiverSource Portfolio Builder Moderate Conservative Fund
      RiverSource Portfolio Builder Moderate Fund
      RiverSource Portfolio Builder Total Equity Fund
      RiverSource S&P 500 Index Fund
      RiverSource Small Company Index Fund

RIVERSOURCE MONEY MARKET SERIES, INC.

      RiverSource Cash Management Fund
      RiverSource U.S. Government Money Market Fund

RIVERSOURCE SECTOR SERIES, INC.

      RiverSource Dividend Opportunity Fund
      RiverSource Real Estate Fund

RIVERSOURCE SELECTED SERIES, INC.

      RiverSource Precious Metals and Mining Fund

RIVERSOURCE SERIES TRUST

      RiverSource 120/20 Contrarian Equity Fund
      RiverSource Recovery and Infrastructure Fund=
      RiverSource Retirement Plus 2010 Fund
      RiverSource Retirement Plus 2015 Fund
      RiverSource Retirement Plus 2020 Fund
      RiverSource Retirement Plus 2025 Fund
      RiverSource Retirement Plus 2030 Fund
      RiverSource Retirement Plus 2035 Fund
      RiverSource Retirement Plus 2040 Fund
      RiverSource Retirement Plus 2045 Fund

RIVERSOURCE SPECIAL TAX-EXEMPT SERIES TRUST

      RiverSource Minnesota Tax-Exempt Fund
      RiverSource New York Tax-Exempt Fund

RIVERSOURCE STRATEGIC ALLOCATION SERIES, INC.

      RiverSource Strategic Allocation Fund
      RiverSource Strategic Income Allocation Fund

RIVERSOURCE STRATEGY SERIES, INC.

      RiverSource Equity Value Fund
      RiverSource Partners Small Cap Growth Fund

RIVERSOURCE TAX-EXEMPT INCOME SERIES, INC.

      RiverSource Tax-Exempt High Income Fund

RIVERSOURCE TAX-EXEMPT SERIES, INC.

      RiverSource Intermediate Tax-Exempt Fund
      RiverSource Tax-Exempt Bond Fund

RIVERSOURCE VARIABLE SERIES TRUST

      Discipline Asset Allocation Portfolios - Aggressive
      Discipline Asset Allocation Portfolios - Conservative
      Discipline Asset Allocation Portfolios- Moderate
      Discipline Asset Allocation Portfolios - Moderately Aggressive Discipline Asset Allocation Portfolios - Moderately Conservative RiverSource Partners Variable Portfolio - Fundamental Value Fund RiverSource Partners Variable Portfolio - Select Value Fund RiverSource Partners Variable Portfolio - Small Cap Value Fund RiverSource Variable Portfolio - Balanced Fund
      RiverSource Variable Portfolio - Cash Management Fund
      RiverSource Variable Portfolio - Core Equity Fund
      RiverSource Variable Portfolio - Diversified Bond Fund
      RiverSource Variable Portfolio - Diversified Equity Income Fund RiverSource Variable Portfolio - Dynamic Equity Fund
      RiverSource Variable Portfolio - Global Bond Fund
      RiverSource Variable Portfolio - Global Inflation Protected Securities
      Fund
      RiverSource Variable Portfolio - High Yield Bond Fund
      RiverSource Variable Portfolio - Income Opportunities Fund
      RiverSource Variable Portfolio - Mid Cap Growth Fund
      RiverSource Variable Portfolio - Mid Cap Value Fund
      RiverSource Variable Portfolio - S&P 500 Index Fund
      RiverSource Variable Portfolio - Short Duration U.S. Government Fund Seligman Variable Portfolio - Growth Fund
      Seligman Variable Portfolio - Larger-Cap Value Fund
      Seligman Variable Portfolio - Smaller-Cap Value Fund
      Threadneedle Variable Portfolio - Emerging Markets Fund
      Threadneedle Variable Portfolio - International Opportunity Fund

SELIGMAN CAPITAL FUND, INC.
SELIGMAN CASH MANAGEMENT FUND, INC.
SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.
SELIGMAN FRONTIER FUND, INC.
SELIGMAN GLOBAL FUND SERIES, INC.

      RiverSource Partners Global Smaller Companies Fund
      Seligman Global Technology Fund

SELIGMAN GROWTH FUND, INC.
SELIGMAN LASALLE REAL ESTATE FUND SERIES, INC.

      RiverSource LaSalle Global Real Estate Fund
      RiverSource LaSalle Monthly Dividend Real Estate Fund

SELIGMAN MUNICIPAL FUND SERIES, INC.

      Seligman National Municipal Class (National Fund)
      Seligman Minnesota Municipal Class (Minnesota Fund)
      Seligman New York Municipal Class (New York Fund)

SELIGMAN MUNICIPAL SERIES TRUST

      Seligman California Municipal High Yield Series
      Seligman California Municipal Quality Series

SELIGMAN PORTFOLIOS, INC.

      Seligman Capital Portfolio
      Seligman Cash Management Portfolio
      Seligman Common Stock Portfolio
      Seligman Communications and Information Portfolio
      Seligman Global Technology Portfolio
      Seligman International Growth Portfolio
      Seligman Investment Grade Fixed Income Portfolio
      Seligman Large-Cap Value Portfolio
      Seligman Smaller-Cap Value Portfolio

SELIGMAN TARGETHORIZON ETF PORTFOLIOS, INC.

      Seligman TargETFund 2045
      Seligman TargETFund 2035
      Seligman TargETFund 2025
      Seligman TargETFund 2015
      Seligman TargETFund Core

SELIGMAN VALUE FUND SERIES, INC.

      Seligman Large-Cap Value Fund
      Seligman Smaller-Cap Value Fund

Fee Cap/Fee Waiver Agreement

SCHEDULE B - FEE CAPS/FEE WAIVERS

Schedule B is separately maintained and updated from time to time to reflect current fee cap/fee waiver commitments, as they have been approved by the Funds' Board of Directors/Trustees. Current fee cap/fee waiver commitments are reflected in Fund registration statements as applicable.